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                                                                 Exhibit 10.53

         SCHEDULE TO FORM OF OCWEN WORKING CAPITAL ASSURANCE AGREEMENT FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

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

Facility                                                                                   Letter of        Cash
Location                Date                   Lessor              Lessee                  Credit           Collateral
--------                ----                   -------             ------                  ---------        ----------
Shippensburg, PA        March 31, 1998         Shippensburg        Senior Care             $625,000         $312,500
                                               ALF, Inc.           Operators of
                                                                   Shippensburg, LLC

Centerville, OH         March 31, 1998         Centerville         Senior Care             $1,250,000       $625,000
                                               ALF, Inc.           Operators of
                                                                   Centerville, LLC
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